SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2023 (May 17, 2023)
LCNB CORP.
(Exact name of Registrant as specified in its Charter)

Ohio	001-35292	31-1626393
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

2 North Broadway, Lebanon, Ohio 45036
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (513) 932-1414

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	LCNB	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 17, 2023, LCNB Corp., an Ohio corporation (“LCNB”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Cincinnati Bancorp, Inc., a Maryland corporation (“CNNB”). Upon the terms of the Merger Agreement and subject to the conditions therein, at the effective time of the merger (the “Effective Time”), CNNB will merge with and into LCNB with LCNB being the surviving corporation (the “Merger”) and, immediately after the Effective Time, Cincinnati Federal, a federal savings bank and a wholly-owned subsidiary of CNNB (“Cincinnati Federal”) will merge with and into LCNB National Bank, a national bank and a wholly-owned subsidiary of LCNB (“LCNB Bank”), with LCNB Bank as the surviving bank in the merger (the “Bank Merger”). The Boards of Directors of LCNB and CNNB have unanimously approved the Merger and the Merger Agreement.

Under the terms and subject to the conditions of the Merger Agreement, at the Effective Time, CNNB shareholders will have the right to receive, at the election of the holder hereof, for each common share issued and outstanding immediately prior to the Effective Time (except for Treasury Shares and Dissenting Shares, each as defined in the Merger Agreement), 0.9274 LCNB common shares or cash in the amount of $17.21 (the “Merger Consideration”). The Merger Consideration is subject to dollar-for-dollar downward adjustment if CNNB’s adjusted shareholders’ equity, as defined in the Merger Agreement, is less than $36.3 million as measured three business days immediately before the Effective Time.

The Merger Agreement contains customary representations and warranties from both LCNB and CNNB, and each party has agreed to customary covenants, including, among others, covenants relating to (i) the conduct of CNNB’s business during the interim period between the execution of the Merger Agreement and the Effective Time, (ii) the obligations of CNNB to facilitate its shareholders’ consideration of, and voting upon, the Merger Agreement and the transactions contemplated thereby and, subject to certain exceptions related to an unsolicited third party bona fide written acquisition proposal that is a Superior Proposal (as defined in the Merger Agreement), the obligation of the board of CNNB to recommend that its shareholders adopt the Merger Agreement, and (iii) CNNB’s non-solicitation obligations relating to alternative acquisition proposals. LCNB and CNNB have agreed to use their reasonable best efforts to prepare and file all applications, notices, and other documents to obtain all necessary consents and approvals for consummation of the transactions contemplated by the Merger Agreement.

The Merger is expected to close in the fourth quarter of 2023, pending satisfaction of various closing conditions, including: (i) adoption of the Merger Agreement by CNNB’s shareholders, (ii) authorization for listing of the LCNB common shares to be issued in the Merger on the Nasdaq Capital Market, (iii) effectiveness of the Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the “Securities Act”), to register LCNB common shares to be issued in the Merger, (iv) the absence of any order, injunction or decree by any court or agency of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger or the Bank Merger, and (v) effectiveness of all regulatory authorizations, consents, orders or approvals of the transactions contemplated by the Merger Agreement that are necessary to consummate the transactions and expiration of all statutory waiting periods in respect thereof.

Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (i) subject to certain exceptions, the accuracy of the representations and warranties of CNNB in the case of LCNB and LCNB in the case of CNNB, and (ii) performance in all material respects by CNNB in the case of LCNB and LCNB in the case of CNNB of its obligations under the Merger Agreement.

The Merger Agreement provides customary termination rights for both LCNB and CNNB and further provides that a termination fee equal to $2,000,000 will be payable by CNNB to LCNB upon termination of the Merger Agreement under certain circumstances.

In connection with entering into the Merger Agreement, LCNB entered into support agreements with certain officers and members of CNNB’s board of directors in their capacities as shareholders of CNNB. Subject to the terms and conditions, and non-termination, of the support agreements, each such shareholder agreed, among other things, to vote all of the shares beneficially owned by such individuals in favor of the Merger upon the terms and subject to the conditions set forth in the support agreements.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on

Form 8-K and is incorporated herein by reference. The Merger Agreement is attached as an exhibit to provide investors and security holders with information regarding its terms. It is not intended to provide any further financial information about LCNB or its subsidiaries. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, are solely for the benefit of the parties to the Merger Agreement and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of LCNB, CNNB or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may not be fully reflected in public disclosures by LCNB.

The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding CNNB, LCNB, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the registration statement on Form S-4 that will include a proxy statement/prospectus that will be sent to shareholders of CNNB, as well as in the Forms 10-K, Forms 10-Q, Forms 8-K and other filings that LCNB makes with the Securities and Exchange Commission (“SEC”).

Additional Information About the Merger

In connection with the proposed transaction, LCNB will file a registration statement on Form S-4 with the SEC to register the shares of LCNB’s common stock to be issued to the shareholders of CNNB. The registration statement will include a proxy statement/prospectus, which will be sent to the shareholders of CNNB in advance of the special meeting of shareholders that will be held to consider the proposed merger. Before making any voting or investment decisions, CNNB INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT LCNB, CNNB AND THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of these documents (when available) through the website maintained by the SEC at www.sec.gov. These documents may also be obtained, without charge, by directing a request to LCNB Corp., 2 North Broadway, Lebanon, Ohio, Attn.: Investor Relations.

LCNB, CNNB, and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of CNNB in connection with the proposed merger. CNNB investors and securities holders may obtain additional information regarding the interests of such participants and other persons who may be deemed participants by reading the proxy statement/prospectus when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

This communication is not intended to be, and shall not constitute, an offer to sell or the solicitation of an offer to buy securities nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. This communication is also not a solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise. No offer of securities or solicitation will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward Looking Statements

Certain statements contained in this communication, which are not statements of historical fact, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, certain plans, expectations, goals, projections and benefits relating to the Merger between LCNB and CNNB, which are subject to numerous assumptions, risks and uncertainties. Words or phrases such as “anticipate,” “believe,” “aim,” “can,” “conclude,” “continue,” “could,” “estimate,” “expect,” “foresee,” “goal,” “intend,” “may,” “might,” “outlook,” “possible,” “plan,” “predict,” “project,” “potential,” “seek,” “should,” “target,” “will,” “will likely,” “would,” or the negative of these terms or other comparable terminology, as well as similar expressions, are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Please refer to each of LCNB’s Annual Report on Form 10-K for the year ended December 31, 2022, as well as its other filings with the SEC for a more detailed discussion of risks, uncertainties and factors that could cause actual results to differ from those discussed in the forward-looking statements.

Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of the management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. In addition to factors disclosed in reports filed by LCNB and CNNB with the SEC, risks and uncertainties for LCNB, CNNB and the combined company include, but are not limited to: the possibility that any of the anticipated benefits of the proposed merger will not be realized or will not be realized within the expected time period; the risk that integration of CNNB operations with those of LCNB will be materially delayed or will be more costly or difficult than expected; the parties’ inability to meet expectations regarding the timing, completion and accounting and tax treatments of the merger; the inability to complete the merger due to the failure of LCNB’s or CNNB’s shareholders to adopt the Merger Agreement; the failure to satisfy other conditions to completion of the Merger, including receipt of required regulatory and other approvals; the failure of the proposed transaction to close for any other reason; diversion of management's attention from ongoing business operations and opportunities due to the Merger; the challenges of integrating and retaining key employees; the effect of the announcement of the Merger on LCNB’s, CNNB’s or the combined company's respective customer and employee relationships and operating results; the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; dilution caused by LCNB’s issuance of additional shares of LCNB common stock in connection with the Merger; the magnitude and duration of recovery from the COVID-19 pandemic and its ongoing impact on the global economy and financial market conditions and the business, results of operations and financial condition of LCNB, CNNB and the combined company; and general competitive, economic, political and market conditions and fluctuations. All forward-looking statements included in this communication are made as of the date hereof and are based on information available at that time. Except as required by law, neither LCNB nor CNNB assumes any obligation to update any forward-looking statement to reflect events or circumstances that occur after the date the forward-looking statements were made.

Item 7.01 Regulation FD Disclosure.

On May 18, 2022, LCNB released a presentation to investors about the transactions described in the Merger Agreement (defined below). The presentation is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information furnished under Item 7.01 in this Current Report on Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in any such a filing.

Item 8.01 Other Events.
On May 18, 2023, LCNB and CNNB issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

2.1*	Agreement and Plan of Merger dated May 17, 2023 between LCNB Corp. and Cincinnati Bancorp, Inc.**
99.1*	Investor Presentation
99.2*	Press Release dated May 18, 2023

* Filed herewith
** Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedules will be furnished to the SEC upon its request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

LCNB CORP.

Date: May 18, 2023	By: /s/ Robert C. Haines II
Robert C. Haines II Chief Financial Officer